                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                  THE FRED C. SANDS CHILDREN'S TRUST

Address:                               11611 San Vicente Blvd., 10th Floor
                                       Los Angeles, CA  90049

Designated Filer:                      Vintage Capital Group, LLC

Issuer & Ticker Symbol:                Caprius, Inc. (CAPI.PK)

Date of Event Requiring Statement:     January 22, 2010

Signature:                             THE FRED C. SANDS CHILDREN'S TRUST

                                       By: /s/ Fred C. Sands
                                           -------------------------------------
                                           Name:  Fred C. Sands
                                           Title: Trustee

Name:                                  THE FRED C. SANDS FAMILY REVOCABLE TRUST

Address:                               11611 San Vicente Blvd., 10th Floor
                                       Los Angeles, CA  90049

Designated Filer:                      Vintage Capital Group, LLC

Issuer & Ticker Symbol:                Caprius, Inc. (CAPI.PK)

Date of Event Requiring Statement:     January 22, 2010

Signature:                             THE FRED C. SANDS FAMILY REVOCABLE TRUST

                                       By: /s/ Fred C. Sands
                                           ------------------------------------
                                           Name:  Fred C. Sands
                                           Title: Trustee

Name:                                  FRED C. SANDS

Address:                               11611 San Vicente Blvd., 10th Floor
                                       Los Angeles, CA  90049

Designated Filer:                      Vintage Capital Group, LLC

Issuer & Ticker Symbol:                Caprius, Inc. (CAPI.PK)

Date of Event Requiring Statement:     January 22, 2010

Signature:                             FRED C. SANDS

                                       By: /s/ Fred C. Sands
                                           ------------------------------------